GE Funds

Supplement Dated March 23, 2006

to Prospectus dated January 29, 2006

This supplement replaces the fee and expense information in the Prospectus with respect to the Funds named in the table below. These changes reflect estimated increases in operating expenses.

Annual Fund operating expenses are deducted from a Fund’s assets and are reflected in the Fund’s share price and dividends. (No changes were made to the footnotes in the prospectus; they are repeated here for completeness only.)

Annual Fund Operating Expenses

(as a percentage of average net assets)	GE International Equity Fund[7]	GE Strategic Investment Fund	GE Fixed Income Fund	GE Premier Growth Equity Fund
Management Fees:[1]
All Classes	0.80%	0.35%	0.35%	0.60%

Distribution and Service (12b-1) Fees:[2]
Class A	0.25%	0.25%	0.25%	0.25%
Class B	1.00%	1.00%	1.00%	1.00%
Class C	1.00%	1.00%	1.00%	1.00%
Class Y	None	None	None	None

Other Expenses:[3]
All Classes	0.56%	0.32%	0.27%	0.18%

Total Annual Fund Operating Expenses:
Class A	1.61%	0.92%	0.87%	1.03%
Class B	2.36%	1.67%	1.62%	1.78%
Class C	2.36%	1.67%	1.62%	1.78%
Class Y	1.36%[4]	0.67%	0.62%	0.78%

Waiver and/or Reimbursement[5]:
Class A	0.01%	0.01%	0.01%	None
Class B	None	0.01%	0.01%	None
Class C	0.01%	0.01%	0.01%	None
Class Y	None	0.01%	0.01%	None

Net Annual Fund Operating Expenses:[6]
Class A	1.60%	0.91%	0.86%	1.03%
Class B	2.36%	1.66%	1.61%	1.78%
Class C	2.35%	1.66%	1.61%	1.78%
Class Y	1.36%	0.66%	0.61%	0.78%

[1]	The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under “About the Investment Adviser.”
[2]	Because the Funds pay distribution and service fees, long-term shareholders of Class A, Class B and Class C shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the NASD.
[3]	“Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes based on net assets. Such expenses may include legal fees, auditing fees, printing costs, registration fees and costs associated with the independent trustees. Fund specific expenses, such as custodial fees and transfer agent fees, are allocated to the Fund that incurs such expense pro rata based on assets across share classes. Fund specific expenses can also include costs of sub-transfer agent services provided by financial services firms. Other expense allocation methodologies may result in different expense ratios.
[4]	This figure differs by 0.01% from the sum of all fees and expenses due to the effect of rounding.
[5]	Waivers and/or reimbursements include certain transfer agent conversion expenses borne by PFPC, Inc., the Fund’s transfer agent. These waivers and/or reimbursements have been allocated to all share classes based on the number of shareholder accounts. The maximum waiver and/or reimbursement resulting from the transfer agency costs for any share class, as a percentage of average net assets, was 0.01%. In the case of certain share classes, waivers are shown as None as a result of rounding.
[6]	In addition to the waivers and/or reimbursements for transfer agency costs, the fee table reflects contractual arrangements with GE Asset Management (Expense Limitation Agreement) to limit “Other Expenses” of each class of each Fund on an annualized basis through January 29, 2007. Under the Expense Limitation Agreement, GE Asset Management has agreed to assume certain other operating expenses of the Funds to maintain net expense levels at or below predetermined limits. Expenses borne by GE Asset Management may be reimbursed by the Funds up to three years from the date the expense was incurred. A reimbursement payment will not be made if it would cause a Fund to exceed its expense limit.
[7]	With respect to GE International Equity Fund, “Management Fees” also include administration fees (amounting to .05%) that are imposed pursuant to a separate contract.

The Impact of Fund Expenses

The following examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that each Fund’s operating expenses remain the same. The examples also assume that you either redeemed all of your shares at the end of each period shown or you did not redeem your shares.

Examples†

		You would pay the following expenses on a $10,000 investment, assuming redemption:				You would pay the following expenses on a $10,000 investment, assuming no redemption:
	1 Year	3 Years	5 Years	10 Years*	1 Year	3 Years	5 Years	10 Years*
GE International Equity Fund:
Class A	$728	$1,054	$1,402	$2,380	$728	$1,054	$1,402	$2,380
Class B	$640	$938	$1,263	$2,343	$240	$738	$1,263	$2,343
Class C	$338	$736	$1,261	$2,700	$238	$736	$1,261	$2,700
Class Y	$139	$432	$747	$1,640	$139	$432	$747	$1,640

GE Strategic Investment Fund:
Class A	$663	$850	$1,052	$1,636	$663	$850	$1,052	$1,636
Class B	$569	$725	$904	$1,587	$169	$525	$904	$1,587
Class C	$269	$525	$904	$1,971	$169	$525	$904	$1,971
Class Y	$67	$212	$370	$828	$67	$212	$370	$828

GE Fixed Income Fund:
Class A	$503	$684	$880	$1,446	$503	$684	$880	$1,446
Class B	$458	$704	$875	$1,531	$158	$504	$875	$1,531
Class C	$258	$504	$875	$1,916	$158	$504	$875	$1,916
Class Y	$56	$191	$339	$767	$56	$191	$339	$767

GE Premier Growth Equity Fund:
Class A	$674	$883	$1,110	$1,759	$674	$883	$1,110	$1,759
Class B	$581	$759	$963	$1,713	$181	$559	$963	$1,713
Class C	$281	$559	$963	$2,092	$181	$559	$963	$2,092
Class Y	$79	$248	$432	$963	$79	$248	$432	$963

†	The expenses shown above for each Fund reflect GE Asset Management’s contractual agreement to reduce or otherwise limit the Fund’s expenses for the first year of each period noted. For certain Class A share investors, expenses would be different in cases where the sales charge is waived and in cases where a 1% CDSC is imposed. For more information about sales charge waivers and the imposition of a 1% CDSC on Class A shares, please see “How to Invest — Choosing a Share Class” later in this Prospectus.
*	Expenses for Class B shares shown above reflect the conversion of Class B shares into Class A shares after six years (eight years for Class B shares originally purchased through the Investors Trust Funds).

Please retain this supplement for future reference